                              LOTS TECHNOLOGY INC.
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

     THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT is entered into as of July 30, 1999, by and between LOTS Technology Inc., a California corporation (the "Company"), and the purchasers listed on the Schedule of Purchasers attached hereto as Exhibit A (the "Purchasers").

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

     1. Authorization and Sale of the Shares.

        1.1. Authorization; Amended and Restated Articles of Incorporation. The Company has adopted and filed with the Secretary of State of California Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit B (the "Articles") to create and authorize 1,000,000 shares of Series A Preferred Stock (the "Series A Preferred" or the "Shares") having the rights, restrictions, privileges and preferences set forth in the Articles and, on or before the Closing Date (as hereinafter defined), shall take all necessary corporate action for the purpose of authorizing the sale and issuance of the Shares pursuant hereto.

        1.2. Issuance and Sale. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, the number of Shares specified opposite such Purchaser's name on the Schedule of Purchasers at a purchase price of $3.00 per share, for the aggregate purchase price shown opposite such Purchaser's name on the Schedule of Purchasers.

        1.3. Separate Agreements. The Company's agreement hereunder with each Purchaser is a separate agreement, and the sale of the Shares to each Purchaser is a separate sale.

     2. Closings; Delivery.

        2.1. Closings. The initial closing of the purchase and sale of the Shares shall take place at the offices of Gray Cary Ware & Freidenrich LLP, counsel to the Company, 400 Hamilton Avenue, Palo Alto, California on July 30, 1999 (the "Closing"). The date of the Closing is hereinafter referred to as the "Closing Date". The Company may conduct additional closings hereunder until such time as it has sold all of the Shares (each such closing a "Subsequent Closing" and the date thereof a "Subsequent Closing Date."). Each party purchasing Shares at a Subsequent Closing shall be treated as a Purchaser hereunder.

        2.2. Delivery. Subject to the terms and conditions of this Agreement, at the Closing or Subsequent Closing, as applicable, the Company will deliver to each Purchaser a stock certificate representing the Shares to be purchased by such Purchaser (which shall be issued in such Purchaser's name as set forth on the Schedule of Purchasers) against payment of the purchase price therefor by a check, payable to the order of the Company, by wire transfer of immediately available funds to the bank account of the Company and/or by services rendered by Purchaser for the benefit of the Company, which, in the aggregate, the Board of Directors of the Company has recognized is equal in value to such purchase price.

     3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

        3.1. Organization and Standing; Articles and Bylaws. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is not qualified to transact business as a foreign corporation in any other jurisdiction, and the nature of the Company's current operations require no such qualification. The Company has made available to the Purchasers true, correct and complete copies of the Company's Articles and Bylaws, each as amended to date.

        3.2. Corporate Power. The Company has all requisite corporate power to enter into this Agreement, the Shareholder Rights Agreement among the Company and certain shareholders to be entered into in connection with the sale of the Shares hereunder in the form attached hereto as Exhibit C (the "Rights Agreement"), to sell the Shares hereunder and to carry out and perform its other obligations under the terms of this Agreement and the Rights Agreement.

        3.3. Subsidiaries. The Company does not control, directly or indirectly, or have an interest in, any other corporation, association or other business entity.

        3.4. Capitalization. The authorized capital stock of the Company as of the Closing Date and immediately prior to the Closing will consist of (i) 15,000,000 shares of Common Stock ("Common"), 4,900,000 of which will be issued and outstanding; and (ii) 5,000,000 shares of Preferred Stock, of which 1,000,000 shares will be designated Series A Preferred and none of which will be issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. There are no outstanding preemptive rights or other rights, plans, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock, except that (i) 1,000,000 shares of Common (the "Conversion Shares") have been reserved for issuance upon conversion of the outstanding shares of Series A Preferred; and
(ii) 2,000,000 shares of Common have been reserved for issuance to employees of the Company pursuant to options and/or issuances approved by the Board of Directors of the Company, including 514,500 shares of Common Stock reserved for issuance upon exercise of outstanding options.

     3.5. Authorization.

        (a) All corporate action on the part of the Company, its officers, directors and shareholders necessary for (i) the sale and issuance of the Shares pursuant hereto, (ii) the issuance of the Conversion Shares upon conversion of the Shares and (iii) the execution, performance and delivery by the Company of this Agreement and the Rights Agreement have been taken or will be taken prior to the Closing hereunder. This Agreement and the Rights Agreement are valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies.

        (b) The Shares, when issued in compliance with the provisions of this Agreement, and the Conversion Shares, when issued in accordance with the Articles, will be validly issued, fully paid and nonassessable; provided, however, that the Shares and Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or otherwise required by such laws at the time a transfer is proposed.

        (c) No shareholder of the Company has any right of first refusal or any preemptive rights in connection with the issuance and sale of the Shares or the issuance of the Conversion Shares.

     3.6. Properties and Assets; Liens, etc. The Company has recently commenced operations and has no material assets. The Company has good and marketable title to its properties and assets and good title to all its leasehold estates, in each case free and clear from mortgage, pledge, lien, encumbrance or charge, other than liens resulting from taxes which have not yet become delinquent and liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business.

     3.7. Liabilities. The Company has no liabilities, absolute or contingent, except liabilities incurred in connection with its organization and otherwise incurred in the ordinary course of its business or pursuant to the contracts described in Section 3.8 hereof.

     3.8. Contracts and Commitments. Except for a real property lease for the Company's offices in Sunnyvale California, there are no contracts, mortgages, indentures, agreements, instruments and transactions or proposed transactions to which the Company is a party or by which it is bound which involve (A) obligations of, or payments to, the Company in excess of $50,000, (B) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (C) the grant of rights to manufacture, produce, assemble, license, market or sell its products to any other person (the "Contracts"). All of the Contracts are valid, binding and in full force and effect and enforceable by the Company in accordance with their respective terms, in all material respects, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies. The

Company is not in material default under any of such Contracts. To the Company's knowledge, no other party to any of the Contracts is in default thereunder.

     3.9. Compliance with Other Instruments; None Burdensome, etc. The Company is not in violation of any term of the Articles or its Bylaws, as amended, or any instrument, judgment, decree or order by which the Company is bound or to which its properties are subject or, to its knowledge, any statute, rule, or regulation applicable to the Company where such violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery and performance of and compliance with this Agreement and the Rights Agreement and the transactions contemplated hereby and thereby will not result in any such violation and will not be in conflict with or constitute a default under any of the foregoing and will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any of the foregoing.

     3.10. Employees. To the Company's knowledge, no employee of the Company is in violation of any term of any employment contract, confidentiality agreement or any other contract or agreement relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or for any other reason, and the continued employment by the Company of its present employees will not result in any such violations.

     3.11. Litigation, etc. There are no actions, suits, proceedings or investigations pending or, to the Company's knowledge, threatened against the Company, nor, to the Company's knowledge, is there any basis therefor, which, either in any case or in the aggregate, could be reasonably expected to result in any material adverse change in the business, prospects, affairs or operations of the Company or in any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company. There are no actions, suits, proceedings or investigations pending or, to the Company's knowledge, threatened which question the validity of this Agreement or the Rights Agreement or any action taken or to be taken in connection herewith or therewith. The Company is not a party or subject to any writ, order, decree or judgment and there is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to originate.

     3.12. Registration Rights. Except as provided in the Rights Agreement and in the Founders Stock Purchase Agreement, dated August 3, 1993 between the Company and William Oakley, the Company is not under any obligation to register any presently outstanding securities, or any securities which may hereafter be issued, under the Securities Act of 1933, as amended (the "Securities Act").

     3.13. Governmental Consent, etc. No consent, approval or authorization of, or registration, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the Rights Agreement or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby or thereby, except filings under the California Corporate

Securities Law of 1968, as amended (the "California Law") which will be made and will be effective within the time periods required by law.

     4. Representations and Warranties of the Purchaser and Restrictions on Transfer Imposed by the Securities Act of 1933 and the California Corporate Securities Law of 1968.

        4.1. Representations and Warranties of the Purchaser. Each Purchaser hereby represents and warrants to the Company as follows:

             (a) The Shares and the Conversion Shares are being acquired for such Purchaser's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act or the California Law.

             (b) Such Purchaser understands that the Shares and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, that the Company has no present intention of registering the Shares or the Conversion Shares, that the Shares and the Conversion Shares must be held by such Purchaser indefinitely, and that such Purchaser must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. Such Purchaser further understands that the Shares and the Conversion Shares have not been qualified under the California Law by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of such Purchaser's investment intent expressed above.

             (c) During the negotiation of the transactions contemplated herein, such Purchaser and its counsel have been afforded full access to the corporate books, records, documents, and other information concerning the Company and have been afforded an opportunity to ask such questions of the Company's officers and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investment contemplated herein.

             (d) Such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of the purchase of the Shares pursuant to the terms of this Agreement. Such Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D pursuant to the Securities Act.

             (e) Such Purchaser has the full right, power and authority to enter into and perform such Purchaser's obligations under this Agreement and the Rights Agreement. All corporate partnership or trust action (if applicable) on the part of such Purchaser necessary for the execution of this Agreement has been taken or will be taken prior to the Closing hereunder. This

Agreement is valid and binding obligations of such Purchaser enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies.

             (f) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of such Purchaser is required in connection with the valid execution and delivery of this Agreement or the Rights Agreement.

             (g) Such Purchaser is aware of the adoption of Rule 144 by the SEC promulgated under the Securities Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. Such Purchaser understands that the conditions for the use of Rule 144, include, among other things, the availability of certain current public information about the issuer and the resale occurring not less than one year after the party has purchased and paid for the securities to be sold. If such public information is not available, the Purchaser (if not an "affiliate" of the Company, as defined in the Securities Act) may not resell such securities less than two years after the purchase of such securities. Such Purchaser acknowledges that such current public information is not now available and the Company has no present plans to make such information available.

        4.2. Securities Legends. Each certificate representing the Shares, or the Conversion Shares may be endorsed with legends in substantially the following form:

             (a) THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

             (b) Any other legends required by the California Law or other applicable state securities laws.

The Company need not register a transfer of any such securities and may also instruct its transfer agent not to register the transfer of any such securities, unless the conditions specified in the foregoing legends are satisfied.

        4.3. Removal of Legend and Transfer Restrictions.

             (a) Any legend endorsed on a certificate pursuant to Section 4.2(a) and the related stop transfer instructions with respect to such securities shall be removed, and the Company shall issue a certificate without such legend to the holder thereof, if such securities are registered under the Securities Act and a prospectus meeting the requirements of
Section 10 of the Securities Act is available, if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act or if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such securities may be made without registration.

             (b) Any legend endorsed on a certificate pursuant to Section 4.2(b) and the related stop transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the California Department of Corporations or other appropriate state securities authority authorizing such removal.

     5. Conditions to Closing.

        5.1. Conditions to Obligations of the Purchasers. The obligation of each Purchaser to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date and the Subsequent Closing Date of the following conditions, any of which may be waived by such Purchaser:

             (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date and the Subsequent Closing Date with the same force and effect as if they had been made on and as of said date; the Company's business and assets shall not have been adversely affected in any material way prior to the Closing Date or the Subsequent Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date or the Subsequent Closing Date, as applicable.

             (b) Consents and Waivers. The Company shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement or the Rights Agreement), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement or the Rights Agreement.

             (c) Rights Agreement. The Company and the other parties to the Rights Agreement shall have executed and delivered the Rights Agreement.

             (d) Compliance Certificate. The Company shall have delivered to the Purchaser a certificate, executed by the President or Chairman of the Board of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsection (a) of this Section 5.1.

        5.2. Conditions to Obligations of the Company. The obligation of the Company to sell and issue the Shares to each Purchaser at the Closing is subject to the fulfillment on or prior to the Closing Date or the Subsequent Closing Date, as applicable, of the following conditions, any of which may be waived by the Company:

             (a) Representations and Warranties. The representations and warranties made by such Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date or the Subsequent Closing Date, as applicable, with the same force and effect as if they had been made on and as of said date.

             (b) Consents and Waivers. The condition set forth in subsection (b) of Section 5.1 hereof shall have been fulfilled.

             (c) Rights Agreement. Such Purchaser shall have executed and delivered the Rights Agreement.

     6. Miscellaneous.

        6.1. Waivers and Amendments. With the written consent of the holders of a majority of the Shares (including any Conversion Shares or any other securities obtained upon exchange of the Shares or the Conversion Shares, and as adjusted for stock dividends, stock splits, recapitalizations and the like), the obligations of the Company and the rights of such holders under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of the shareholders which are required to consent to any waiver or supplemental agreement without the consent of all such shareholders. Upon the effectuation of each such waiver, consent or agreement of amendment or modification the Company shall promptly give written notice thereof to the record holders of the Shares (and/or such other securities) who have not previously consented thereto in writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 6.1.

        6.2. Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

        6.3. Survival. The representations, warranties, covenants and agreements made herein shall survive the execution of this Agreement and the Closing.

        6.4. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        6.5. Entire Agreement. This Agreement, the exhibits to this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

        6.6. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be sent via facsimile, overnight courier service or mailed by certified or registered mail, postage prepaid, return receipt requested, addressed or sent (a) if to a Purchaser, at the address or facsimile number of such Purchaser set forth on the Schedule of Purchasers, or at such other address or number as such Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at the address or facsimile number of the Company set forth on the signature page hereof, or at such other address or number as the Company shall have furnished to the Purchaser in writing.

        6.7. Separability. In case any provision of this Agreement shall be declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        6.8. Finder's Fees.

             (a) The Company hereby agrees to indemnify and to hold each Purchaser harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its employees has agreed to pay in writing.

             (b) Each Purchaser (i) represents and warrants to the Company that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which it, or any of its employees or representatives, are responsible.

        6.9. Expenses. The Company and the Purchasers shall each bear their respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby.

        6.10. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        6.11. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:

LOTS TECHNOLOGY INC.


By:  /s/ William S. Oakley
     ----------------------

Its: President
     ----------------------

Address: 1274 Geneva Drive
         Sunnyvale, CA 94089
         Telephone No.: (408) 747-1111
         Facsimile No.: (408) 747-0245

                     PURCHASER'S COUNTERPART SIGNATURE PAGE
                              LOTS TECHNOLOGY INC.
                            STOCK PURCHASE AGREEMENT

                                  July 7 , 2000


PURCHASER :
ORYX Technology Corporation
-----------------------------------------------------------
Print Name of Entity


By: /s/ Philip Micciche
    ----------------------
    Signature

Philip J. Micciche, President & CEO
-----------------------------------------------------------
Print Name and Title of Signatory

1100 Auburn Street
-----------------------------------------------------------
Address

Fremont, CA 94538
-----------------------------------------------------------


-----------------------------------------------------------
Social Security/Taxpayer ID No.

                                                                       EXHIBIT A

                             SCHEDULE OF PURCHASERS

                                 FOURTH CLOSING
                                  July 7, 2000


Name and Address of Purchaser              Number of Shares Purchased at       Aggregate Purchase Price
                                                 $3.00 per Share

ORYX Technology Corporation                          166,666                          $499,998
Attn: Philip J. Micciche
President & CEO
1100 Auburn Street
Fremont, CA 94538